                                                                   EXHIBIT 10.2

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment") is made and dated as of the 18th day of April, 2000, by and among QAD INC., a Delaware corporation (the "Borrower"), the Lenders, and BANK ONE, NA, formerly known as The First National Bank of Chicago, as agent for the Lenders (in such capacity, the "Agent").


                                    RECITALS

     A. Pursuant to that certain Credit Agreement dated as of April 19, 1999 by and among the Borrower, the Lenders, and the Agent (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

     B. The Borrower has requested that the Agent and the Lenders amend the Credit Agreement in certain respects and waive an existing Event of Default and the Agent and the Lenders have agreed to do so on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. WAIVER. The Agent and the Lenders hereby agree that the Event of Default existing under the Credit Agreement as a result of the failure of the Company to be in compliance with the financial covenant set forth in Section 6.23.4 of the Credit Agreement at the end of the fiscal quarter and fiscal year ended January 31, 2000 is hereby waived.

     2. RESERVATION OF RIGHTS. The Borrower hereby acknowledges and agrees that nothing contained herein shall constitute any agreement by the Agent or any Lender to waive: (a) any future Event of Default under Section 6.23.4 of the Credit Agreement, or (b) any other Event of Default, whether existing on the date hereof or arising in the future and whether or not known to the Agent and the Lenders or which should be known to the Agent and the Lenders in the course of their business.

     3. AMENDMENT OF FINANCIAL COVENANTS. To reflect the agreement of the Agent and the Lenders to amend certain of the financial covenants set forth in the Credit Agreement:

         (a) Section 6.23.1 is hereby amended to read in its entirety as follows:

              "6.23.1. INTEREST COVERAGE RATIO. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, commencing with the fiscal quarter ending July 31, 2000, for the then most-recently ended four fiscal quarters, of (i) Consolidated EBITDA plus Consolidated Rentals to (ii) Consolidated Interest Expense plus Consolidated Rentals to be less than 1.30 to 1.0."

         (b) Section 6.23.2 is hereby amended to read in its entirety as follows:

              "6.23.2. LEVERAGE RATIO. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, commencing with the fiscal quarter ending July 31, 2000, of (i) Consolidated Funded Indebtedness to
(ii) Consolidated EBITDA less Consolidated Capital Expenditures for the then most-recently ended four fiscal quarters to be greater than 2.00 to 1.0."

         (c) Section 6.23.3 is hereby amended to read in its entirety as follows:

              "6.23.3. MINIMUM NET WORTH. The Borrower will at all times maintain Consolidated Net Worth of not less than the sum of (i) $66,000,000 plus
(ii) 75% of Consolidated Net Income earned in each fiscal quarter beginning with the quarter ending April 30, 2000 (without deduction for losses), and plus (iii) 100% of the net proceeds from any equity offering of the Borrower or any of its Subsidiaries."

         (d) Section 6.23.4 is hereby amended to read in its entirety as follows:

              "6.23.4. MINIMUM EBITDA. The Borrower will: (i) not have a negative Consolidated EBITDA of more than $3,250,000 for the fiscal quarter ending April 30, 2000, and (ii) thereafter, at all times maintain Consolidated EBITDA of not less than: (1) for the fiscal quarter ending July 31, 2000, $6,500,000, (2) for the fiscal quarter ending October 31, 2000, $7,500,000, and
(3) for the fiscal quarter ending January 31, 2001 and for each fiscal quarter end thereafter, $10,000,000."

         (e) Section 6.23.5 is hereby amended to read in its entirety as follows:

              "6.23.5. CAPITAL EXPENDITURES. The Borrower will not, nor will it permit any Subsidiary to, expend or be committed to expend in excess of $3,000,000 in the aggregate for the Borrower and such Subsidiaries for Capital Expenditures during each of the fiscal quarters ending April 30, 2000 and July 31, 2000."

         (f) Schedule I to the Compliance Certificate is hereby amended to conform to the amendments to the financial covenants set forth in this Paragraph 3.

     4. PRICING MODIFICATION. In consideration of the agreement of the Agent and the Lenders to enter into this Fourth Amendment, the parties hereto hereby agree as follows:

         (a) From and after the date of this Fourth Amendment the Eurocurrency pricing option incorporated in the Credit Agreement shall no longer be available. All Advances funded from and after such date shall be denominated in Dollars and funded as Floating Rate Advances and Floating Rate Advances outstanding shall not be permitted to be converted into Eurocurrency Advances. All Eurocurrency Advances outstanding on the date of this Fourth Amendment shall be automatically converted into Floating Rate Advances payable in Dollars, it being agreed by the Agent and the Lenders that any funding indemnification which would otherwise be payable by the Borrower pursuant to Section 3.3 of the Credit Agreement as a result of the conversion of outstanding Eurocurrency Advances prior to the last day of the Interest Period therefor as required hereunder is hereby waived by the Lenders.

         (b) The Pricing Schedule dated as of July 1, 1999 (the "Existing Pricing Schedule") is hereby amended and restated to read in its entirety as set forth on the Pricing Schedule attached hereto as AMENDMENT EXHIBIT 1 (the "Amended Pricing Schedule"), which Amended Pricing Schedule shall replace and supercede the Existing Pricing Schedule. It is expressly acknowledged and agreed by the Borrower that from and after the date of this Fourth Amendment there shall be no pricing differential based upon the Leverage Ratio of the Borrower and that the "Level I Status" and "Level II Status" provisions contained in the Existing Pricing Schedule are hereby deleted in their entirety.

         (c) The Credit Agreement and the other Loan Documents are hereby amended to conform to the amendment to the pricing provisions of the Credit Agreement as provided above.

     5. EFFECTIVE DATE. This Fourth Amendment shall be effective, retroactive to the date first above written, upon the date upon which the Agent has received:

         (a) A copy of this Fourth Amendment, duly executed by all parties hereto; and

         (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may require.

     6. REAFFIRMATIONS. The Borrower hereby affirms and agrees that: (a) the execution and delivery by the Borrower of and the performance of its obligations under this Fourth Amendment shall not in any way impair, invalidate or otherwise affect any of the obligations of the Borrower or the rights of the Agent and the Lenders under the Borrower Security Agreement or any other document, agreement or instrument made or given by the Borrower or any Subsidiary Borrower in connection therewith, (b) the term "Secured Obligations" as used in the Borrower Security Agreement and any Subsidiary Borrower Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended to date, including, without limitation, pursuant to this Fourth Amendment, and (c) each of the Borrower Security Agreement and any Subsidiary Borrower Security Agreement remains in full force and effect and continues to constitute a first priority security interest in and lien upon the Collateral.

     7. NO OTHER AMENDMENT. Except as expressly amended herein, the Credit Agreement and other Loan Documents shall remain in full force and effect as currently written.

     8. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     9. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and each Lender as follows:

         (a) The Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Fourth Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Fourth Amendment. This Fourth Amendment has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

         (b) At and as of the date of execution hereof and at and as of effective date hereof: (1) the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (2) other than the Event of Default described in Paragraph 1 above, there has not occurred an Event of Default or Potential Default under the Credit Agreement.

         (c) Each of the representations and warranties set forth in the Acknowledgment and Agreement attached hereto by each of the Subsidiary Borrowers are accurate and complete in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the day and year first above written.

                           QAD INC., a Delaware corporation


                                 By________________________________________
                                 Name______________________________________
                                 Title_____________________________________


                                 BANK ONE, NA, formerly known as THE FIRST
                                 NATIONAL BANK OF CHICAGO, as the
                                 sole Lender and as the Agent


                                 By _______________________________________
                                     James P. Moore, Senior Vice President

                          ACKNOWLEDGMENT AND AGREEMENT
                            OF SUBSIDIARY BORROWERS

     Each of the undersigned Subsidiary Borrowers hereby acknowledges and agrees and represents and warrants as follows:

     1. Such Subsidiary Borrower has reviewed and acknowledges the effectiveness of the Fourth Amendment and all previous amendments to the Credit Agreement and related Loan Documents and confirms that the Fourth Amendment constitutes, and each such previous amendment concurrently constituted, a conforming amendment to the Related Facility Agreement to which such Subsidiary Borrower is party and all documents, agreements and instruments made or given by such Subsidiary Borrower in connection therewith. Without limiting the generality of the foregoing, such Subsidiary Borrower acknowledges that the modifications to pricing described in Paragraph 4 of the Fourth Amendment are applicable to the pricing provisions of said Related Facility Agreement.

     2. The execution and delivery by the Borrower and agreement by the Borrower to the terms of the Fourth Amendment and the performance by the Borrower of its obligations under the Fourth Amendment are conclusively binding upon such Subsidiary Borrower and shall not in any way impair, invalidate or otherwise affect any of the obligations of such Subsidiary Borrower or the rights of the Agent and the Lenders under the Subsidiary Borrower Loan Documents to which such Subsidiary Borrower is a party, including, without limitation, under the Related Facility Agreement and the Subsidiary Borrower Security Agreement.

     3. Such Subsidiary Borrower has the corporate power and authority and the legal right to execute, deliver and perform this Acknowledgment and Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Acknowledgment and Agreement. This Acknowledgment and Agreement has been duly executed and delivered on behalf of such Subsidiary Borrower and constitutes the legal, valid and binding obligation of such Subsidiary Borrower, enforceable against such Subsidiary Borrower in accordance with its terms.

     4. At and as of the date of execution hereof and at and as of effective date hereof: (a) the representations and warranties of such Subsidiary Borrower contained in the Related Facility Agreement and the Subsidiary Borrower Security Agreement to which it is party are accurate and complete in all respects, and
(b) other than the Event of Default described in Paragraph 1 of the Fourth Amendment, there has not occurred an Event of Default or Potential Default under said Related Facility Agreement.

     5. This Acknowledgment and Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     Dated as of April 18, 2000.

                                        QAD AUSTRALIA PTY LIMITED



                                        By: __________________________
                                             Barry Anderson, Director

                                        QAD EUROPE BV



                                        By: __________________________
                                             Barry Anderson, Director



                                        QAD EUROPE LIMITED



                                        By: ___________________________
                                             Barry Anderson, Director

                              AMENDMENT EXHIBIT 1


                                PRICING SCHEDULE
                             (as of April 18, 2000)


------------------------------------------------------------- ----------------------------------------------------------
                     APPLICABLE MARGIN
------------------------------------------------------------- ----------------------------------------------------------

                   Floating Rate Advances                                               1.00%
------------------------------------------------------------- ----------------------------------------------------------


------------------------------------------------------------- ----------------------------------------------------------
                     APPLICABLE MARGIN
------------------------------------------------------------- ----------------------------------------------------------

                    Letter of Credit Fee                                                3.25%
------------------------------------------------------------- ----------------------------------------------------------

                       Commitment Fee                                                   0.625%
------------------------------------------------------------- ----------------------------------------------------------